UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2005

CNL HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)
Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 1, 2005, CNL Hotels & Resorts, Inc. (the “Company”), through various wholly-owned subsidiaries, completed its previously announced sale of five non-strategic hotel properties to Pyramid Hotel Opportunity Venture LLC (“Pyramid”). The properties were sold for $109 million in cash, with a gain of $2.1 million, net of a loss on extinguishment of debt of $2.5 million and closing and related transaction expenses. The Company intends to use the net proceeds from the sale to primarily retire existing long-term debt. The sale was completed pursuant to the terms of the Agreement of Purchase and Sale, dated July 5, 2005, between various wholly-owned subsidiaries of the Company and Pyramid (the “Agreement”).

The Agreement was previously filed as Exhibit 10.120 to the Company’s Quarterly Report on Form 10-Q filed on August 15, 2005 and is incorporated herein by reference. A copy of the Company’s press release announcing the completion of the sale is filed herewith as Exhibit 99.1.

Certain statements and information included in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws and regulations. These forward-looking statements are based on current expectations, estimates and projections about future events, including, but not limited to, the expected use of proceeds from such sale. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied in such forward-looking statements. These risks are discussed in the Company’s SEC filings, including its annual report on Form 10-K for the year ended December 31, 2004, as amended. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma Financial Information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than November 18, 2005.

(c) Exhibits.

99.1 Press Release dated September 6, 2005 (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: September 7, 2005	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated September 6, 2005 (Filed herewith).